SSgA Active ETF Trust

Supplement dated April 25, 2014

to the

Prospectus dated October 31, 2013, as supplemented

Effective May 26, 2014, portfolio management information with respect to SPDR® SSgA Income Allocation ETF is hereby revised as set forth herein.

The “Portfolio Managers” section on page 9 of the Prospectus is replaced with the following:

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund and the Portfolio are Timothy Furbush, Christopher J. Goolgasian and Jeremiah K. Holly.

TIMOTHY FURBUSH, CFA, CMT, is a Vice President of SSgA FM and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2007.

CHRISTOPHER J. GOOLGASIAN, CPA, CFA, CAIA, is a Managing Director of SSgA FM and Head of U.S. Portfolio Management-Americas for the Investment Solutions Group. He joined the Adviser in 2010.

JEREMIAH K. HOLLY, CFA, is a Vice President of SSgA FM and a Senior Portfolio Manager with the Investment Solutions Group. He joined the Adviser in 2005.

In the “Portfolio Managers” section on page 42 of the Prospectus, please refer to the following biographical information with respect to SPDR® SSgA Income Allocation ETF:

The professionals primarily responsible for the day-to-day management of SPDR® SSgA Income Allocation ETF and SSgA Income Allocation Portfolio are:

TIMOTHY FURBUSH is a Vice President of SSgA FM and a Senior Portfolio Manager in SSgA’s ISG. He is responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Prior to his current role, Mr. Furbush worked for SSgA’s Intermediary Business Group as a Research Analyst providing value added research, educational tools and practice management services to financial advisors. Before rejoining SSgA in July 2007, Mr. Furbush spent a year at Fidelity Investments as a Research Analyst on their Consultant Relations Team.

A graduate of Stonehill College, Mr. Furbush has an MS in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst and Chartered Market Technician designations. He is a member of the CFA Institute, the Boston Securities Analysts Society and the Market Technicians Association.

CHRISTOPHER J. GOOLGASIAN is a Managing Director of SSgA FM and Head of U.S. Portfolio Management — Americas for ISG. He is responsible for developing and implementing tactical and strategic multi asset class solutions for institutional clients. Previously, Mr. Goolgasian was an Institutional Portfolio Manager with Pyramis Global Advisors, a Fidelity Investments Company. In this role he worked with institutional clients on strategic, tactical and lifecycle portfolios. Prior to joining Fidelity in 1997, Mr. Goolgasian spent nearly three years as a CPA with the public accounting firm Kaplan, Moran & Digennaro.

Mr. Goolgasian earned a Masters of Business Administration from Bryant University in 1997 with a concentration in Finance and a Bachelor of Arts from Bryant University in 1995 with a concentration in Accounting. He has earned the Chartered Financial Analyst designation, and is a Chartered Alternative Investment Analyst and CPA, and a member of the CFA Institute, the Boston Security Analyst Society and the Chartered Alternative Investment Analyst Association. He is also a professor of Finance at Bryant University.

JEREMIAH K. HOLLY is a Vice President of SSgA FM and a Senior Portfolio Manager within ISG. He is responsible for the development and management of asset allocation solutions, including tactical allocation strategies and exposure management (overlay) strategies. Prior to joining ISG, Mr. Holly was a Senior Product Analyst in the Consultant Relations Group where he was responsible for completing new business proposals for a range of investment strategies. Prior to joining SSgA in 2005, Mr. Holly worked as a Research Assistant at Chmura Economics & Analytics — an economic research firm in Richmond, Virginia.

Mr. Holly graduated from the University of Richmond with a Bachelor of Arts degree in Economics. He earned the Chartered Financial Analyst designation and is a member of both the Boston Security Analysts Society and CFA Institute.

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SSgA Active ETF Trust

Supplement dated April 25, 2014

to the

Statement of Additional Information (“SAI”) dated October 31, 2013

Effective May 26, 2014, portfolio management information with respect to SPDR® SSgA Income Allocation ETF is hereby revised as set forth herein.

The table on page 29 of the SAI that lists the funds and their respective portfolio managers is revised as follows with respect to SPDR® SSgA Income Allocation ETF:

Fund	Portfolio Manager
SPDR SSgA Income Allocation ETF	Timothy Furbush, Christopher J. Goolgasian and Jeremiah K. Holly

The table under the sub-heading “Other Accounts Managed” on page 29 is revised in its entirety as follows:

Other Accounts Managed as of March 31, 2014

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)		Total Assets Managed (billions)
Robert Guiliano	6	$4.96	9	$1.85	348	$84.11	**	$90.92	**
Christopher J. Goolgasian	6	$4.96	9	$1.85	348	$84.11	**	$90.92	**
Lisa Khatri	6	$4.96	9	$1.85	348	$84.11	**	$90.92	**
Timothy Furbush	6	$4.96	9	$1.85	348	$84.11	**	$90.92	**
Jeremiah K. Holly	6	$4.96	9	$1.85	348	$84.11	**	$90.92	**
John A. Gulino	6	$4.96	9	$1.85	348	$84.11	**	$90.92	**
Tom Connelley	13	$117.11	20	$113.47	96	$142.27	*	$372.86	*
Matt Steinaway	13	$117.11	20	$113.47	96	$142.27	*	$372.86	*

*	There are no performance fees associated with these portfolios.
**	Includes 15 accounts (totaling $1,540.68 million in assets under management) with performance based fees.

The table of Fund Shares beneficially owned by the portfolio managers on page 29 of the SAI, together with the accompanying introductory statement, is revised in its entirety as follows:

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of March 31, 2014:

Portfolio Manager	Fund	Dollar Range of Trust Shares Beneficially Owned
Robert Guiliano	SPDR SSgA Multi-Asset Real Return ETF	$1 - $10,000
Christopher J. Goolgasian	SPDR SSgA Multi-Asset Real Return ETF SPDR SSgA Income Allocation ETF SPDR SSgA Global Allocation ETF	$10,001 - $50,000 $100,001- $500,000 $10,001 - $50,000
Lisa Khatri	SPDR SSgA Income Allocation ETF SPDR SSgA Global Allocation ETF	$1 - $10,000 $1 - $10,000
Timothy Furbush	SPDR SSgA Global Allocation ETF	$1 - $10,000
Jeremiah K. Holly	SPDR SSgA Income Allocation ETF	$1 - $10,000
	SPDR SSgA Multi-Asset Real Return ETF	$1 - $10,000
	SPDR SSgA Global Allocation ETF	$10,001 - $50,000
John A. Gulino	SPDR SSgA Multi-Asset Real Return ETF	$1 - $10,000
	SPDR SSgA Income Allocation ETF	$1 - $10,000
Tom Connelley	None	None
Matt Steinaway	None	None

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